LEHMAN BROTHERS

Residential Mortgage Finance

COMPUTATIONAL MATERIALS

Fleet Home Equity Loan Trust 2003-1
$788,042,000 (Approximate) Notes Fleet National Bank (Seller & Servicer) Fleet Home Equity Loan LLC (Depositor)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Fleet Home Equity Loan Trust 2003-1

To 10% Optional Termination (1)
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity(2)	Expected Ratings (S&P/Moody’s)

A	$788,042,000	Flt – PT	1 m LI	3.43	1-81	February 2010	January 2033	AAA/Aaa

To Maturity
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity(2)	Expected Ratings (S&P/Moody’s)

A	$788,042,000	Flt – PT	1 m LI	3.46	1-91	December 2010	January 2033	AAA/Aaa

Prepayment Rate / Draw Rate
HELOCs	40% CPR / 25% CDR

(1)

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after which the principal balance of the notes declines to 10% or less of the principal balance of the notes as of the Cut-Off Date.

(2)

The Stated Final Maturity Date with respect to the Class A Notes is the date on which the Insurer guarantees payment equal to the aggregate outstanding Class A Note principal balance.

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

Class A

(Assumes 10% Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws (continued)

Class A

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)

The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Preliminary Summary of Terms
Trust:	Fleet Home Equity Loan Trust 2003-1
Depositor:	Fleet Home Equity Loan, LLC
Seller and Servicer:	Fleet National Bank
Indenture Trustee:	US Bank, N.A.
Owner Trustee:	Wilmington Trust Company
Note Ratings:	S&P and Moody’s
Joint Lead Managers:	Lehman Brothers and Citigroup
Co-Managers:	Fleet Securities, Inc. and Morgan Stanley
Expected Pricing Date:	The week of April 7, 2003
Expected Closing Date:	On or about April 24, 2003
Payment Date:	20th of each month, or the next succeeding Business Day (First Payment Date: June 20, 2003)
Statistical Calculation Date:	March 31, 2003
Cut-Off Date:	End of Business April 14, 2003(1)
Delay Days:	0 days
Day Count:	Actual/360
Interest Accrual:	Accrues from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.
Class A Note Rate:	The lesser of (x) 1 Month LIBOR + [ ]% (the “Class A Formula Rate”) and (y) the Maximum Rate.
Due Period:	The calendar month immediately preceding the current Payment Date (for the first Payment Date the period beginning on and including April 15, 2003(2) and ending on and including May 31, 2003).

(1)

For the purposes of calculating the bond sensitivities and profiles as described in this document, a Cut-Off Date of April 1, 2003 was assumed.

(2)

For the purposes of calculating the bond sensitivities and profiles as described in this document, the Due Period for the first Payment Date was assumed to be the period beginning on and including April 1, 2003 and ending on and including May 31, 2003.

Preliminary Summary of Terms
Credit Enhancement:

Excess spread.

0.50% overcollateralization target.

Financial Guaranty Insurance Company (“FGIC” or “the Insurer”) will unconditionally guarantee timely payments of interest on the notes.  FGIC will guarantee payment of principal as described below (“Guaranteed Principal Distribution Amount”).

Optional Termination:

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after which the principal balance of the notes declines to 10% or less of the principal balance of the notes as of the Cut-Off Date.

Termination of Trust:

The Trust shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last mortgage loan remaining in the Trust; (ii) the optional purchase by the Servicer of the mortgage loans as described above and (iii) the Payment Date in January 2033.

Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Notes are not expected to be SMMEA eligible.
ERISA Eligibility:	The Notes are expected to be ERISA eligible.
Tax Structure:	Debt for Federal income tax purposes.
Servicing Advances:

All reasonable and customary unanticipated “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of

(i)

the preservation, restoration and protection of the mortgaged property,

(ii)

any enforcement or judicial proceedings, including foreclosures,

(iii)

the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and

(iv)

compliance with various other obligations as specified in the Sale and Servicing Agreement.

The Servicer will not advance delinquent payments of principal and interest.

Preliminary Summary of Terms
Interest Distributions:

Interest collections (net of the servicing fee and indenture trustee fee) allocable to the Notes will be distributed in the following priority:

(1)

to pay the Note Insurer premium;

(2)

to pay accrued and overdue accrued interest on the Notes;

(3)

to cover any charge-off amounts allocated to the Notes;

(4)

to reimburse the Note Insurer for prior draws made from the Policy;

(5)

to build overcollateralization up to the required level;

(6)

as payment for any other amounts owed to the Note Insurer;

(7

to pay the Class A LIBOR Interest Carryover; and

(8)

to the owner of the transferor interest.

Maximum Rate:

The Maximum Rate for any payment date is equal to the average of the mortgage loan rates, minus the servicing fee rate, the rate at which the indenture trustee's fees are calculated, the rate at which the premium on the Policy is calculated and 25 basis points, for each mortgage loan, weighted on the basis of the related principal balance of each mortgage loan on the first day of the related Due Period.

Class A LIBOR Interest Carryover (“Catch-Up Feature”):

If the Class A Note Rate is equal to the Maximum Rate, any interest which would have accrued at the Class A Formula Rate above the Maximum Rate will be payable on the next Payment Date, together with accrued interest at the then current Class A Formula Rate to the extent of Available Funds thereof.

Distributable Excess Spread:

The interest payments on the mortgage loans that are allocated to the Notes are expected to exceed the amount of interest due and payable on the notes. A portion of this excess will be applied as payments of principal on the notes. This will result in a limited acceleration of principal payments on the notes relative to the amortization of the mortgage loans, thereby creating overcollateralization for the notes. Once the required level of overcollateralization is reached, the application of the excess payments will cease, until it is again needed to maintain the required level of overcollateralization.

Preliminary Summary of Terms
Overcollateralization Release:

Beginning with the Payment Date in December 2005, the overcollateralization amount is allowed to step down subject to delinquency and cumulative loss stepdown tests.  If these tests are satisfied, the overcollateralization requirement after the Payment Date in November 2005 will equal the lesser of (i) 0.50% of the Cut-Off Date pool principal balance, or (ii) the greater of (A) 0.875% of the current pool principal balance plus 25% of the principal balances of the 60+ day delinquent mortgage loans and (B) 1% of the pool principal balance; provided that in no event will the amount in clause (ii) be less than 0.25% of the Cut-Off Date pool principal balance.

Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of the Payment Date in May 2008 or the occurrence of a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the earlier of Payment Date in June 2008 or the occurrence of a Rapid Amortization Event.
Principal Collections Distributed to Noteholders:

During the Managed Amortization Period, holders of the Notes will receive aggregate principal collections on the mortgage loans allocable to such period less aggregate draws on such mortgage loans allocable to such period.

During the Rapid Amortization Period, holders of the Notes will receive 100% of the principal collections on the mortgage loans.

Guaranteed Principal Distribution Amount:

With respect to any Payment Date other than the Payment Date in January 2033, FGIC will guarantee a payment equal to the amount, if any, by which the Class A Note principal balance exceeds the invested amount as of the end of the related Due Period.  With respect to the Payment Date in January 2033, FGIC will guarantee a payment equal to the outstanding Class A Note principal balance.

Preliminary Summary of Terms
Rapid Amortization Event:

(i)

Class A interest collections or principal collections for any Payment Date are not enough to make any payment of principal or interest in each case that is due on the Class A Notes, and such failure continues for a period of five Business Days;

(ii)

a declaration of bankruptcy or insolvency by any of the Trust, the Depositor, or the Servicer;

(iii)

aggregate cumulative principal balance of draws under the Surety Bond exceed 1% of the Cut-Off Date pool principal balance;

(iv)

the Trust becomes subject to the Investment Company Act of 1940; or

(v)

failure on the part of the Trust, the Depositor, the Seller or the Servicer to perform any of its other material obligations under the Sale and Servicing Agreement, the Trust Agreement or the Indenture.

Collateral Summary
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)
Total Number of Loans	16,635
Total Outstanding Loan Balance	$788,042,617
Average Drawn Balance	$47,373
Average Credit Limit	$69,550
Average Credit Limit Utilization Rate	71.60%
Current WA Coupon	4.34%
WA Margin	0.09%
WA Seasoning (months)	13
WA Remaining Term (months)	341
WA Remaining Draw Term (months)	161
WA CLTV	64.04%
WA Current FICO (as of January 2003)	753
Lien Position (% first / % junior)	29.43% / 70.57%
Property Type
Single Family Two to Four Family Condo	94.46% 2.61% 2.94%
Occupancy Status
Owner Occupied Non-Owner Occupied	97.12% 2.88%
Geographic Distribution
other states account individually for less than 5% of pool balance	NY NJ MA CT	28.51% 25.34% 20.29% 9.58%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Principal Balances
Range of Principal Balances ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.00	51	$0.00	0.00%
0.01 - 2,500.00	269	291,580.52	0.04
2,500.01 - 5,000.00	343	1,328,734.05	0.17
5,000.01 - 7,500.00	425	2,714,017.96	0.34
7,500.01 - 10,000.00	540	4,809,661.91	0.61
10,000.01 - 20,000.00	2,288	34,951,021.38	4.44
20,000.01 - 30,000.00	3,676	92,547,078.34	11.74
30,000.01 - 40,000.00	2,116	74,691,398.89	9.48
40,000.01 - 50,000.00	1,811	82,661,772.22	10.49
50,000.01 - 60,000.00	1,071	59,434,378.45	7.54
60,000.01 - 70,000.00	803	52,353,699.60	6.64
70,000.01 - 80,000.00	729	54,688,306.36	6.94
80,000.01 - 90,000.00	439	37,438,013.26	4.75
90,000.01 - 100,000.00	563	54,206,715.87	6.88
100,000.01 - 150,000.00	982	123,549,954.63	15.68
150,000.01 - 200,000.00	308	54,231,159.61	6.88
200,000.01 - 250,000.00	125	28,568,222.39	3.63
250,000.01 - 300,000.00	61	17,144,818.56	2.18
300,000.01 - 350,000.00	19	6,220,261.47	0.79
350,000.01 - 400,000.00	13	4,955,682.69	0.63
400,000.01 - 450,000.00	3	1,256,139.25	0.16
Total:	16,635	$788,042,617.41	100.00%

Occupancy Type
Occupancy	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Owner Occupied	16,271	$765,360,361.47	97.12%
Non-Owner Occupied	364	22,682,255.94	2.88
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Original Combined Loan-to-Value Ratios
Range of Original Combined Loan-to-Value Ratios (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 5.00	56	$586,378.39	0.07%
5.01 – 10.00	271	5,258,934.11	0.67
10.01 - 15.00	395	10,120,668.67	1.28
15.01 - 20.00	483	15,933,310.49	2.02
20.01 - 25.00	512	19,925,614.15	2.53
25.01 - 30.00	524	22,067,286.15	2.80
30.01 - 35.00	560	25,519,529.91	3.24
35.01 - 40.00	630	29,580,106.53	3.75
40.01 - 45.00	682	34,088,723.51	4.33
45.01 - 50.00	814	39,480,627.55	5.01
50.01 - 55.00	812	42,152,929.59	5.35
55.01 - 60.00	958	48,387,988.16	6.14
60.01 - 65.00	1,115	61,622,383.61	7.82
65.01 - 70.00	1,190	63,031,778.81	8.00
70.01 - 75.00	1,370	73,651,243.39	9.35
75.01 - 80.00	1,577	77,515,250.22	9.84
80.01 - 85.00	1,927	99,008,321.87	12.56
85.01 - 90.00	1,308	60,589,259.77	7.69
90.01 - 95.00	429	17,061,605.74	2.17
95.01 - 100.00	1,022	42,460,676.77	5.39
Total:	16,635	$788,042,617.41	100.00%

Loan Purpose
Purpose	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Refinance	9,576	$478,132,515.90	60.67%
Home Improvement	6,782	287,915,775.15	36.54
Purchase	277	21,994,326.35	2.79
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Property Type
Property Type	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	15,566	$744,374,910.11	94.46%
Condo	556	23,135,967.74	2.94
Two-to-Four Family	513	20,531,739.56	2.61
Total:	16,635	$788,042,617.41	100.00%

Geographic Distribution
State	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
NY	4,479	$224,660,583.35	28.51%
NJ	4,056	199,674,765.78	25.34
MA	3,392	159,865,553.52	20.29
CT	1,635	75,494,066.85	9.58
PA	901	35,407,685.33	4.49
ME	588	22,379,069.26	2.84
CA	384	21,076,938.32	2.67
NH	486	19,923,811.89	2.53
RI	458	17,267,018.67	2.19
FL	256	12,293,124.44	1.56
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Current FICO Scores
FICO Score Rating	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
620 – 626	118	$6,470,233.33	0.82%
627 – 645	430	23,200,334.47	2.94
646 – 664	620	31,302,615.20	3.97
665 – 683	962	47,755,959.22	6.06
684 – 702	1,178	57,637,974.50	7.31
703 – 721	1,430	67,264,642.80	8.54
722 – 740	1,672	75,920,496.87	9.63
741 – 759	1,752	81,938,546.83	10.40
760 – 778	1,854	88,467,288.92	11.23
779 – 797	2,008	95,691,478.84	12.14
798 – 816	2,164	104,230,477.74	13.23
817 – 835	1,692	76,599,471.61	9.72
836 – 854	701	29,946,861.35	3.80
855 – 873	45	1,392,561.77	0.18
874 – 896	9	223,673.93	0.03
Total:	16,635	$788,042,617.41	100.00%

As of January 2003, the Seller began using an advanced method, called NextGen (“NextGen”), to determine FICO Scores.  NextGen offers a refined performance classification capability, with FICO Scores ranging from a low of 150 to a high of 950.  While they are different models, classic FICO Scores and FICO Scores modeled using NextGen have been calibrated.  For example, a FICO Score using NextGen of 700 represents the same level of risk as a classic FICO Score of 700.  The FICO Scores were obtained from a credit bureau in January 2003.

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Credit Limits
Range of Credit Limits ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5,000.01 - 7,500.00	96	$509,801.76	0.06%
7,500.01 - 10,000.00	259	1,788,944.66	0.23
10,000.01 - 20,000.00	815	10,339,966.31	1.31
20,000.01 - 30,000.00	3,677	72,036,940.29	9.14
30,000.01 - 40,000.00	1,695	49,518,159.45	6.28
40,000.01 - 50,000.00	2,596	89,603,540.65	11.37
50,000.01 - 60,000.00	969	42,777,923.03	5.43
60,000.01 - 70,000.00	682	36,036,756.27	4.57
70,000.01 - 80,000.00	1,162	62,112,720.35	7.88
80,000.01 - 90,000.00	413	26,312,203.74	3.34
90,000.01 - 100,000.00	1,533	93,330,511.06	11.84
100,000.01 - 150,000.00	1,704	151,088,647.02	19.17
150,000.01 - 200,000.00	507	62,227,797.41	7.90
200,000.01 - 250,000.00	268	40,835,290.38	5.18
250,000.01 - 300,000.00	157	26,827,057.11	3.40
300,000.01 - 350,000.00	27	6,584,230.09	0.84
350,000.01 - 400,000.00	32	8,013,534.43	1.02
400,000.01 - 500,000.00	43	8,098,593.39	1.03
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Credit Limit Utilization Rates
Range of Credit Limit Utilization (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000	51	$0.00	0.00%
0.001 - 10.000	476	2,134,471.39	0.27
10.001 - 20.000	605	8,352,034.55	1.06
20.001 - 30.000	830	18,335,418.54	2.33
30.001 - 40.000	929	26,128,632.83	3.32
40.001 - 50.000	1,073	37,036,942.74	4.70
50.001 - 60.000	1,159	46,602,109.04	5.91
60.001 - 70.000	1,353	59,606,973.56	7.56
70.001 - 80.000	1,610	82,390,595.49	10.46
80.001 - 90.000	2,111	110,613,312.93	14.04
90.001 - 100.000	6,438	396,842,126.33	50.36
Total:	16,635	$788,042,617.41	100.00%

Original Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
300	1,630	$75,146,807.55	9.54%
360	15,005	712,895,809.86	90.46
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Remaining Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
271 - 275	95	$4,410,001.74	0.56%
276 - 286	564	26,996,914.39	3.43
287 - 297	971	43,739,891.42	5.55
331 - 341	2,724	131,599,023.87	16.70
342 - 352	9,270	451,187,570.63	57.25
353 - 357	3,011	130,109,215.36	16.51
Total:	16,635	$788,042,617.41	100.00%

Margins
Range of Margins (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
¯1.000 - ¯0.751	11	$533,077.37	0.07%
¯0.750 - ¯0.501	47	2,287,090.03	0.29
¯0.500 - ¯0.251	3,625	219,684,375.64	27.88
¯0.250 - ¯0.001	3,445	166,096,611.48	21.08
0.000 - 0.249	3,762	195,783,878.22	24.84
0.250 - 0.499	2,025	61,078,728.58	7.75
0.500 - 0.749	472	19,839,946.08	2.52
0.750 - 0.999	398	19,988,290.01	2.54
1.000 - 1.249	443	14,545,171.53	1.85
1.250 - 1.499	629	24,863,942.33	3.16
1.500 - 1.749	430	15,161,747.82	1.92
1.750 - 1.999	368	17,009,770.73	2.16
2.000 - 2.249	277	10,474,411.89	1.33
2.250 - 2.499	305	13,220,499.08	1.68
2.500 - 2.749	247	5,203,867.47	0.66
2.750 - 2.999	51	825,435.33	0.10
3.000 - 3.249	21	270,894.85	0.03
3.500 - 4.000	79	1,174,878.95	0.15
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Current Loan Rates
Range of Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3.250 - 3.500	13	$614,935.83	0.08%
3.501 - 4.000	7,026	385,884,397.62	48.97
4.001 - 4.500	3,856	198,168,994.37	25.15
4.501 - 5.000	2,493	80,677,380.93	10.24
5.001 - 5.500	1,297	50,530,562.80	6.41
5.501 - 6.000	892	37,809,959.85	4.80
6.001 - 6.500	660	26,881,309.40	3.41
6.501 - 7.000	295	5,989,358.18	0.76
7.001 - 7.500	3	39,944.62	0.01
7.501 - 8.000	98	1,416,718.38	0.18
8.001 - 8.250	2	29,055.42	0.00
Total:	16,635	$788,042,617.41	100.00%

Maximum Loan Rates
Maximum Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
15.9	4	$207,401.78	0.03%
18	3,644	172,131,571.78	21.84
21	12,984	615,669,448.90	78.13
25	3	34,194.94	0.00
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Original Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
120	1,630	$75,146,807.55	9.54%
180	15,005	712,895,809.86	90.46
Total:	16,635	$788,042,617.41	100.00%

Remaining Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
91 - 99	316	$15,001,151.09	1.90%
100 - 110	828	38,735,117.83	4.92
111 - 121	486	21,410,538.63	2.72
144 - 154	275	12,641,822.39	1.60
155 - 165	3,768	183,236,891.77	23.25
166 - 177	10,962	517,017,095.70	65.61
Total:	16,635	$788,042,617.41	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of March 31, 2003 (Statistical Cut-Off Date)

Origination Year
Year	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2001	4,308	$196,630,499.17	24.95%
2002	12,327	591,412,118.23	75.05
Total:	16,635	$788,042,617.41	100.00%

Lien Position
Lien Position	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	4,086	$231,948,242.43	29.43%
Junior	12,549	556,094,374.98	70.57
Total:	16,635	$788,042,617.41	100.00%

Contacts

Syndicate	Kevin White	(212) 526-9519
	Danny Covello	(212) 526-9519

Trading	Gordon Sweely	(212) 526-6870
	Charles Spero	(212) 526-6870
	Ross Shapiro	(212) 526-6870

Product Management	David Heike	(212) 526-8311

Residential Mortgage Finance	Brad Andres	(212) 526-8367
	Andor Meszaros	(212) 526-5150

Structuring	Sei-Hyong Park	(212) 526-0203

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